Asset Impairment	12 Months Ended
Dec. 31, 2013
Asset Impairment [Abstract]
Asset Impairment

20. Asset impairment

Asset impairment includes the following expenses:

	2011	2012	2013
Flight equipment (Note 5)	$23,323	$12,625	$25,616
Discontinued operations	(8,902)	-	-
Notes receivable (Note 6)	-	-	539
Intangible lease premium (Note 9)	1,173	-	-
	$15,594	$12,625	$26,155

Our long-lived assets, include: flight equipment, inventory and finite-lived intangible assets. We test long-lived assets for impairment whenever events or changes in circumstances indicate that the assets’ carrying amount is not recoverable from its undiscounted cash flows.

We performed an impairment analysis of our long-lived assets during the year 2013 and as of December 31, 2013. In this impairment analysis, we focused on aircraft older than 15 years, since the cash flows supporting our carrying values of those aircraft are more dependent upon current lease contracts, which leases are more sensitive. In addition, we believe that residual values of older aircraft are more exposed to non-recoverable declines in value in the current economic environment. If conditions again worsen significant uncertainties may cause a potential adverse impact on our business. In particular, our estimates and assumptions regarding forecasted cash flows from our long-lived assets would need to be reassessed. This includes the duration of the economic downturn along with the timing and strength of the pending recovery, both of which are important variables for purposes of our long-lived asset impairment tests. Any of our assumptions may prove to be inaccurate which could adversely impact forecasted cash flows of certain long-lived assets, especially for aircraft older than 15 years.

In the year ended December 31, 2013, we recognized an impairment charge of $26.2 million in income from continuing operations. The impairment recognized related to two older A319 aircraft,  two Boeing 737-700 and two older Boeing 747  freighters. The impairment on the Boeing 737-700 aircraft was triggered by the release of $9.9 million of maintenance reserve upon redelivery and the impairment of the two Boeing 747 freighters was triggered by $17.7 million end-of-lease payments upon redeliveries. The impairment on the two older A319 aircraft was the result of our annual assessment whereby we concluded that the net book values were no longer supportable based on the latest cash flow estimates including residual value proceeds. Also a note receivable for an aircraft which has been sold last year has been impaired.

As of December 31, 2013, we owned 236 aircraft,  13 of which were older than 15 years. These 13 aircraft had a net book value of $206.8 million which represented 2.6% of our total flight equipment held for operating lease. The undiscounted cash flows of the 13 aircraft older than 15 years were estimated at $234.6 million, which represents 13.5% excess above net book value. After the impairments earlier in the year as of December 31, 2013 all 13 aircraft passed the recoverability test, including two aircraft that were impaired after the leases were terminated following a contractual redelivery during the year. The 13 aircraft passed the recoverability test with undiscounted cash flows exceeding the carrying value of aircraft between 1% and 90%. The following assumptions drive the undiscounted cash flows: contracted lease rents per aircraft through current lease expiry, subsequent re-lease rates based on current marketing information and residual values based on current market transactions. We review and stress test our key assumptions to reflect any observed weakness in the global economic environment. Further deterioration of the global economic environment and a further decrease of aircraft values might have a negative effect on the undiscounted cash flows of older aircraft and might trigger further impairments.

We have nine aircraft whose undiscounted cash flows do not substantially exceed their carrying value as of December 31, 2013. We have defined 10% as substantial. The aggregated carrying value of the nine aircraft on December 31, 2013, amounted to $257.2 million, and their aggregated net book value was $261.8 million, which represented 3.2% of our total flight equipment held for operating lease.

There can be no assurance that the Company’s estimates and assumptions regarding the economic environment, or the period or strength of recovery, made for purposes of the long-lived asset impairment tests will prove to be accurate predictions of the future. A deterioration in the global economic environment and a decrease of appraised values will have a negative effect on the undiscounted cash flow, which might then trigger impairment on some of the 13 aircraft which are older than 15 years or other aircraft in our portfolio.